Consolidated Statements of Comprehensive Loss ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
LOSS FOR THE YEAR	¥ (405,680)	$ (55,577)	¥ (925,712)	¥ (882,924)
Other comprehensive income that may be reclassified to profit or loss in subsequent periods, net of tax:
Exchange differences on translation of foreign operations	2,829	388	20,593	25,832
Other comprehensive income that will not be reclassified to profit or loss in subsequent periods, net of tax:
Exchange differences on translation of the Company	4,120	564	5,666	35,665
OTHER COMPREHENSIVE INCOME FOR THE YEAR, NET OF TAX	6,949	952	26,259	61,497
TOTAL COMPREHENSIVE LOSS FOR THE YEAR	(398,731)	(54,625)	(899,453)	(821,427)
Attributable to:
Ordinary equity holders of the Company	(398,484)	(54,591)	(899,378)	(821,427)
Non-controlling interests	(247)	(34)	(75)
TOTAL COMPREHENSIVE LOSS FOR THE YEAR	¥ (398,731)	$ (54,625)	¥ (899,453)	¥ (821,427)